January 26, 2026                                        Exhibit 99.1

Park National Corporation reports 2025 results and increase to quarterly cash dividend

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the fourth quarter and full year of 2025. Park's board of directors declared a quarterly cash dividend of $1.10 per common share, payable on March 10, 2026, to common shareholders of record as of February 20, 2026.

“Our performance reflects the hard work and dedication our associates demonstrate in service to others,” said Park Chairman David Trautman. “With earnings and dividends at their highest levels, we’re delivering solid value for our fellow shareholders. We will build on this momentum by staying true to our purpose of helping everyone with whom we come in contact flourish.”

Park’s net income for the fourth quarter of 2025 was $42.6 million, a 10.4 percent increase from $38.6 million for the fourth quarter of 2024. Fourth quarter 2025 net income per diluted common share was $2.63, compared to $2.37 for the fourth quarter of 2024. Park's net income for the full year of 2025 was $180.1 million, an 18.9 percent increase from $151.4 million for the full year of 2024. Net income per diluted common share for the full year of 2025 was $11.11 compared to $9.32 for the full year of 2024.

“Our loan and deposit growth demonstrate the strength of our relationships and the trust our customers place in us,” said Park CEO & President Matthew Miller. “Looking ahead to the expected closing of First Citizens Bancshares, Inc. on February 1, 2026, we’re energized by the opportunities the partnership will create. The upcoming close is possible because of the dedication of our Park colleagues and our new colleagues from First Citizens. We are grateful for every opportunity to serve our customers and communities.”

Park’s total loans increased 3.0 percent during 2025. Park's total deposits increased 1.2 percent during 2025, with an increase of 1.1 percent including off balance sheet deposits. The combination of solid loan growth and steady deposits contributed to Park's success in 2025.

Headquartered in Newark, Ohio, Park National Corporation has $9.8 billion in total assets (as of December 31, 2025). Park's banking operations are conducted through its subsidiary, The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Park Investments, Inc. and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ include, without limitation: (1) the ability to execute our business plan successfully and manage strategic initiatives; (2) the impact of current and future economic and financial market conditions, including unemployment rates, inflation, interest rates, supply-demand imbalances, and geopolitical matters; (3) factors impacting the performance of our loan portfolio, including real estate values, financial health of borrowers, and loan concentrations; (4) the effects of monetary and fiscal policies, including interest rates, money supply, and inflation; (5) changes in federal, state, or local tax laws; (6) the impact of changes in governmental policy and regulatory requirements on our operations; (7) changes in consumer spending, borrowing, and saving habits; (8) changes in the performance and creditworthiness of customers, suppliers, and counterparties; (9) increased credit risk and higher credit losses due to loan concentrations; (10) volatility in mortgage banking income due to interest rates and demand; (11) adequacy of our internal controls and risk management programs; (12) competitive pressures among financial services organizations; (13) uncertainty regarding changes in banking regulations and other regulatory requirements; (14) our ability to meet heightened supervisory requirements and expectations; (15) the impact of changes in accounting policies and practices on our financial condition; (16) the reliability and accuracy of assumptions and estimates used in applying critical accounting estimates; (17) the potential for higher future credit losses due to changes in economic assumptions; (18) the ability to anticipate and respond to technological changes and our reliance on third-party vendors; (19) operational issues related to and capital spending necessitated by the implementation of information technology systems on which we are highly dependent; (20) the ability to secure confidential information and deliver products and services through computer systems and telecommunications networks; (21) the impact of security breaches or failures in operational systems; (22) the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; (23) the impact of changes in credit ratings of government debt and financial stability of sovereign governments; (24) the effect of stock market price fluctuations on our asset and wealth management businesses; (25) litigation and regulatory compliance exposure; (26) availability of earnings and excess capital for dividend declarations; (27) the impact of fraud, scams, and schemes on our business; (28) the impact of natural disasters, pandemics, and other emergencies on our operations; (29) potential deterioration of the economy due to financial, political, or other shocks; (30) impact of healthcare laws and potential changes on our costs and operations; (31) the ability to grow deposits and maintain adequate deposit levels, including by mitigating the effect of unexpected deposit outflows on our financial condition; (32) the ability to integrate the operations of First Citizens Bancshares, Inc. into those of Park and the effects of the merger on Park’s future financial condition, results of operations, strategy and plans; and (33) other risk factors related to the banking industry.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended December 31, 2025, September 30, 2025 and December 31, 2024

	2025	2025	2024	Percent change 4Q '25 vs.
(in thousands, except common share and per common share data and ratios)	4th QTR	3rd QTR	4th QTR	3Q '25	4Q '24
INCOME STATEMENT:
Net interest income	$112,926	$111,017	$103,445	1.7%	9.2%
Provision for credit losses	3,849	4,030	3,935	(4.5)%	(2.2)%
Other income	31,375	30,574	31,064	2.6%	1.0%
Other expense	87,777	79,463	83,241	10.5%	5.4%
Income before income taxes	$52,675	$58,098	$47,333	(9.3)%	11.3%
Income taxes	10,036	10,940	8,703	(8.3)%	15.3%
Net income	$42,639	$47,158	$38,630	(9.6)%	10.4%

MARKET DATA:
Earnings per common share - basic (a)	$2.65	$2.93	$2.39	(9.6)%	10.9%
Earnings per common share - diluted (a)	2.63	2.92	2.37	(9.9)%	11.0%
Quarterly cash dividend declared per common share	1.07	1.07	1.06	—%	0.9%
Special cash dividend declared per common share	1.25	—	0.50	N.M.	150.0%
Book value per common share at period end	84.14	82.87	76.98	1.5%	9.3%
Market price per common share at period end	152.18	162.53	171.43	(6.4)%	(11.2)%
Market capitalization at period end	2,446,790	2,612,076	2,770,134	(6.3)%	(11.7)%

Weighted average common shares - basic (b)	16,076,308	16,071,347	16,156,827	—%	(0.5)%
Weighted average common shares - diluted (b)	16,183,706	16,173,271	16,283,701	0.1%	(0.6)%
Common shares outstanding at period end	16,078,262	16,071,347	16,158,982	—%	(0.5)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.68%	1.83%	1.54%	(8.2)%	9.1%
Return on average shareholders' equity (a)(b)	12.61%	14.19%	12.32%	(11.1)%	2.4%
Yield on loans	6.34%	6.34%	6.21%	—%	2.1%
Yield on investment securities	2.84%	3.04%	3.46%	(6.6)%	(17.9)%
Yield on money market instruments	3.94%	4.44%	4.75%	(11.3)%	(17.1)%
Yield on interest earning assets	5.91%	5.90%	5.82%	0.2%	1.5%
Cost of interest bearing deposits	1.61%	1.74%	1.90%	(7.5)%	(15.3)%
Cost of borrowings	1.31%	3.55%	3.86%	(63.1)%	(66.1)%
Cost of paying interest bearing liabilities	1.61%	1.80%	1.99%	(10.6)%	(19.1)%
Net interest margin (g)	4.88%	4.72%	4.51%	3.4%	8.2%
Efficiency ratio (g)	60.54%	55.85%	61.60%	8.4%	(1.7)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$74.06	$72.77	$66.89	1.8%	10.7%
Average interest earning assets	9,230,035	9,388,308	9,176,540	(1.7)%	0.6%
Pre-tax, pre-provision net income (j)	56,524	62,128	51,268	(9.0)%	10.3%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended December 31, 2025, September 30, 2025 and December 31, 2024

				Percent change 4Q '25 vs.
(in thousands, except ratios)	December 31, 2025	September 30, 2025	December 31, 2024	3Q '25	4Q '24
BALANCE SHEET:
Investment securities	$802,142	$926,934	$1,100,861	(13.5)%	(27.1)%
Loans	8,051,242	7,992,753	7,817,128	0.7%	3.0%
Allowance for credit losses	92,973	91,758	87,966	1.3%	5.7%
Goodwill and other intangible assets	161,990	162,237	163,032	(0.2)%	(0.6)%
Other real estate owned (OREO)	729	638	938	14.3%	(22.3)%
Total assets	9,805,013	9,862,068	9,805,350	(0.6)%	—%
Total deposits	8,243,713	8,329,924	8,143,526	(1.0)%	1.2%
Borrowings	81,711	78,126	280,083	4.6%	(70.8)%
Total shareholders' equity	1,352,793	1,331,821	1,243,848	1.6%	8.8%
Tangible equity (d)	1,190,803	1,169,584	1,080,816	1.8%	10.2%
Total nonperforming loans	69,253	90,571	69,932	(23.5)%	(1.0)%
Total nonperforming assets	69,982	91,209	70,870	(23.3)%	(1.3)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	82.11%	81.05%	79.72%	1.3%	3.0%
Total nonperforming loans as a % of period end loans	0.86%	1.13%	0.89%	(23.9)%	(3.4)%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	0.87%	1.14%	0.91%	(23.7)%	(4.4)%
Allowance for credit losses as a % of period end loans	1.15%	1.15%	1.13%	—%	1.8%
Net loan charge-offs	$2,634	$2,057	$3,206	28.1%	(17.8)%
Annualized net loan charge-offs as a % of average loans (b)	0.13%	0.10%	0.16%	30.0%	(18.8)%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	13.80%	13.50%	12.69%	2.2%	8.7%
Tangible equity (d) / Tangible assets (f)	12.35%	12.06%	11.21%	2.4%	10.2%
Average shareholders' equity / Average assets (b)	13.32%	12.88%	12.47%	3.4%	6.8%
Average shareholders' equity / Average loans (b)	16.77%	16.60%	16.08%	1.0%	4.3%
Average loans / Average deposits (b)	93.98%	92.68%	93.00%	1.4%	1.1%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Year ended December 31, 2025 and December 31, 2024

(in thousands, except common share and per common share data and ratios)	2025	2024	Percent change '25 vs '24
INCOME STATEMENT:
Net interest income	$437,311	$398,019	9.9%
Provision for credit losses	11,488	14,543	(21.0)%
Other income	119,881	122,588	(2.2)%
Other expense	324,381	321,339	0.9%
Income before income taxes	$221,323	$184,725	19.8%
Income taxes	41,250	33,305	23.9%
Net income	$180,073	$151,420	18.9%

MARKET DATA:
Earnings per common share - basic (a)	$11.18	$9.38	19.2%
Earnings per common share - diluted (a)	11.11	9.32	19.2%
Quarterly cash dividend declared per common share	4.28	4.24	0.9%
Special cash dividend declared per common share	1.25	0.50	150.0%

Weighted average common shares - basic (b)	16,109,237	16,143,708	(0.2)%
Weighted average common shares - diluted (b)	16,202,910	16,244,797	(0.3)%

PERFORMANCE RATIOS:
Return on average assets (a)(b)	1.78%	1.53%	16.3%
Return on average shareholders' equity (a)(b)	13.80%	12.65%	9.1%
Yield on loans	6.33%	6.14%	3.1%
Yield on investment securities	3.10%	3.74%	(17.1)%
Yield on money market instruments	4.29%	5.16%	(16.9)%
Yield on interest earning assets	5.90%	5.78%	2.1%
Cost of interest bearing deposits	1.71%	1.97%	(13.2)%
Cost of borrowings	3.57%	4.05%	(11.9)%
Cost of paying interest bearing liabilities	1.77%	2.08%	(14.9)%
Net interest margin (g)	4.75%	4.41%	7.7%
Efficiency ratio (g)	57.94%	61.44%	(5.7)%

ASSET QUALITY RATIOS:
Net loan charge-offs	$6,481	$10,322	(37.2)%
Net loan charge-offs as a % of average loans (b)	0.08%	0.14%	(42.9)%

CAPITAL & LIQUIDITY
Average shareholders' equity / Average Assets (b)	12.91%	12.09%	6.8%
Average shareholders' equity / Average loans (b)	16.47%	15.69%	5.0%
Average loans / Average deposits (b)	93.64%	92.34%	1.4%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Average interest earning assets	9,270,563	9,085,850	2.0%
Pre-tax, pre-provision net income (j)	232,811	199,268	16.8%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Month Ended
	December 31		December 31
(in thousands, except share and per share data)	2025	2024	2025	2024

Interest income:
Interest and fees on loans	$127,443	$120,870	$500,282	$467,602
Interest on debt securities:
Taxable	4,267	8,641	23,734	41,718
Tax-exempt	1,487	1,351	5,779	5,524
Other interest income	3,695	2,751	14,745	8,121
Total interest income	136,892	133,613	544,540	522,965

Interest expense:
Interest on deposits:
Demand and savings deposits	18,431	19,802	76,421	82,789
Time deposits	5,267	7,658	23,359	29,594
Interest on borrowings	268	2,708	7,449	12,563
Total interest expense	23,966	30,168	107,229	124,946

Net interest income	112,926	103,445	437,311	398,019

Provision for credit losses	3,849	3,935	11,488	14,543

Net interest income after provision for credit losses	109,077	99,510	425,823	383,476

Other income	31,375	31,064	119,881	122,588

Other expense	87,777	83,241	324,381	321,339

Income before income taxes	52,675	47,333	221,323	184,725

Income taxes	10,036	8,703	41,250	33,305

Net income	$42,639	$38,630	$180,073	$151,420

Per common share:
Net income - basic	$2.65	$2.39	$11.18	$9.38
Net income - diluted	$2.63	$2.37	$11.11	$9.32

Weighted average common shares - basic	16,076,308	16,156,827	16,109,237	16,143,708
Weighted average common shares - diluted	16,183,706	16,283,701	16,202,910	16,244,797

Cash dividends declared:
Quarterly dividend	$1.07	$1.06	$4.28	$4.24
Special dividend	$1.25	$0.50	$1.25	$0.50

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2025	December 31, 2024

Assets

Cash and due from banks	$137,239	$122,363
Money market instruments	96,274	38,203
Investment securities	802,142	1,100,861
Loans	8,051,242	7,817,128
Allowance for credit losses	(92,973)	(87,966)
Loans, net	7,958,269	7,729,162
Bank premises and equipment, net	61,627	69,522
Goodwill and other intangible assets	161,990	163,032
Other real estate owned	729	938
Other assets	586,743	581,269
Total assets	$9,805,013	$9,805,350

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,656,093	$2,612,708
Interest bearing	5,587,620	5,530,818
Total deposits	8,243,713	8,143,526
Borrowings	81,711	280,083
Other liabilities	126,796	137,893
Total liabilities	$8,452,220	$8,561,502

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2025 or December 31, 2024)	$—	$—
Common shares (No par value; 40,000,000 shares authorized at December 31, 2025 and 20,000,000 at December 31, 2024; 17,623,104 shares issued at December 31, 2025 and December 31, 2024)	465,032	463,706
Accumulated other comprehensive loss, net of taxes	(12,739)	(46,175)
Retained earnings	1,067,823	977,599
Treasury shares (1,544,842 shares at December 31, 2025 and 1,464,122 shares at December 31, 2024)	(167,323)	(151,282)
Total shareholders' equity	$1,352,793	$1,243,848
Total liabilities and shareholders' equity	$9,805,013	$9,805,350

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2025	2024	2025	2024

Assets

Cash and due from banks	$113,086	$122,949	$119,607	$129,070
Money market instruments	371,626	230,591	343,612	157,292
Investment securities	864,627	1,167,467	993,339	1,265,680
Loans	7,998,159	7,757,229	7,924,342	7,627,419
Allowance for credit losses	(92,848)	(87,608)	(90,254)	(85,930)
Loans, net	7,905,311	7,669,621	7,834,088	7,541,489
Bank premises and equipment, net	62,521	70,615	65,272	72,689
Goodwill and other intangible assets	162,152	163,221	162,536	163,669
Other real estate owned	671	1,079	570	1,192
Other assets	589,466	582,785	588,792	570,183
Total assets	$10,069,460	$10,008,328	$10,107,816	$9,901,264

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,673,397	$2,593,128	$2,629,132	$2,564,009
Interest bearing	5,837,476	5,747,671	5,833,360	5,696,185
Total deposits	8,510,873	8,340,799	8,462,492	8,260,194
Borrowings	81,180	279,149	208,420	309,996
Other liabilities	136,008	140,700	131,679	133,954
Total liabilities	$8,728,061	$8,760,648	$8,802,591	$8,704,144

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	463,633	462,146	462,444	461,433
Accumulated other comprehensive loss, net of taxes	(20,861)	(41,229)	(31,191)	(60,619)
Retained earnings	1,066,169	978,267	1,035,307	949,160
Treasury shares	(167,542)	(151,504)	(161,335)	(152,854)
Total shareholders' equity	$1,341,399	$1,247,680	$1,305,225	$1,197,120
Total liabilities and shareholders' equity	$10,069,460	$10,008,328	$10,107,816	$9,901,264

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2025	2025	2025	2025	2024
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$127,443	$126,648	$125,543	$120,648	$120,870
Interest on debt securities:
Taxable	4,267	5,644	6,693	7,130	8,641
Tax-exempt	1,487	1,520	1,503	1,269	1,351
Other interest income	3,695	5,140	2,757	3,153	2,751
Total interest income	136,892	138,952	136,496	132,200	133,613

Interest expense:
Interest on deposits:
Demand and savings deposits	18,431	20,499	19,055	18,436	19,802
Time deposits	5,267	5,501	5,821	6,770	7,658
Interest on borrowings	268	1,935	2,629	2,617	2,708
Total interest expense	23,966	27,935	27,505	27,823	30,168

Net interest income	112,926	111,017	108,991	104,377	103,445

Provision for credit losses	3,849	4,030	2,853	756	3,935

Net interest income after provision for credit losses	109,077	106,987	106,138	103,621	99,510

Other income	31,375	30,574	32,186	25,746	31,064

Other expense	87,777	79,463	78,977	78,164	83,241

Income before income taxes	52,675	58,098	59,347	51,203	47,333

Income taxes	10,036	10,940	11,228	9,046	8,703

Net income	$42,639	$47,158	$48,119	$42,157	$38,630

Per common share:
Net income - basic	$2.65	$2.93	$2.98	$2.61	$2.39
Net income - diluted	$2.63	$2.92	$2.97	$2.60	$2.37

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2025	2025	2025	2025	2024
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$11,839	$11,315	$11,622	$10,994	$11,122
Service charges on deposit accounts	2,552	2,578	2,514	2,407	2,319
Other service income	4,099	3,716	3,731	2,936	3,277
Debit card fee income	6,493	6,604	6,607	6,089	6,511
Bank owned life insurance income	1,777	1,559	1,762	1,512	1,519
ATM fees	333	371	367	335	415
Pension settlement gain	—	—	—	—	365
Loss on sale of debt securities, net	(2,250)	—	—	—	(128)
Gain (loss) on equity securities, net	3,595	(549)	2,480	(862)	1,852
Other components of net periodic benefit income	2,344	2,344	2,344	2,344	2,651
Miscellaneous	593	2,636	759	(9)	1,161
Total other income	$31,375	$30,574	$32,186	$25,746	$31,064

Other expense:
Salaries	$39,315	$38,644	$38,560	$36,216	$37,254
Employee benefits	10,846	9,892	9,108	10,516	10,129
Occupancy expense	3,349	3,242	3,269	3,519	2,929
Furniture and equipment expense	2,007	2,219	2,234	2,301	2,375
Data processing fees	12,188	11,531	11,021	10,529	10,450
Professional fees and services	9,275	7,475	7,395	7,307	10,465
Marketing	1,744	1,507	1,295	1,528	1,949
Insurance	1,534	1,468	1,667	1,686	1,600
Communication	1,137	1,239	941	1,202	1,104
State tax expense	1,181	1,182	1,350	1,186	1,145
Amortization of intangible assets	247	248	273	274	288
Foundation contributions	1,000	—	—	—	—
Miscellaneous	3,954	816	1,864	1,900	3,553
Total other expense	$87,777	$79,463	$78,977	$78,164	$83,241

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2025	2024	2023	2022	2021

Allowance for credit losses:
Allowance for credit losses, beginning of period	$87,966	$83,745	$85,379	$83,197	$85,675
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	—	—	383	—	6,090
Charge-offs	16,624	18,334	10,863	9,133	5,093
Recoveries	10,143	8,012	5,942	6,758	8,441
Net charge-offs (recoveries)	6,481	10,322	4,921	2,375	(3,348)
Provision for (recovery of) credit losses	11,488	14,543	2,904	4,557	(11,916)
Allowance for credit losses, end of period	$92,973	$87,966	$83,745	$85,379	$83,197

General reserve trends:
Allowance for credit losses, end of period	$92,973	$87,966	$83,745	$85,379	$83,197
Allowance on accruing purchased credit deteriorated ("PCD") loans	—	—	—	—	—
Specific reserves on individually evaluated loans - accrual	—	—	—	—	42
Specific reserves on individually evaluated loans - nonaccrual	739	1,299	4,983	3,566	1,574
General reserves on collectively evaluated loans	$92,234	$86,667	$78,762	$81,813	$81,581

Total loans	$8,051,242	$7,817,128	$7,476,221	$7,141,891	$6,871,122
Accruing PCD loans (PCI loans for years 2020 and prior)	1,990	2,174	2,835	4,653	7,149
Individually evaluated loans - accrual (k)	18,365	15,290	—	11,477	17,517
Individually evaluated loans - nonaccrual	46,924	53,149	45,215	66,864	56,985
Collectively evaluated loans	$7,983,963	$7,746,515	$7,428,171	$7,058,897	$6,789,471

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.08%	0.14%	0.07%	0.03%	(0.05)%
Allowance for credit losses as a % of period end loans	1.15%	1.13%	1.12%	1.20%	1.21%
General reserve as a % of collectively evaluated loans	1.16%	1.12%	1.06%	1.16%	1.20%

Nonperforming assets:
Nonaccrual loans	$66,515	$68,178	$60,259	$79,696	$72,722
Accruing troubled debt restructurings (for years 2022 and prior) (k)	N.A.	N.A.	N.A.	20,134	28,323
Loans past due 90 days or more	2,738	1,754	859	1,281	1,607
Total nonperforming loans	$69,253	$69,932	$61,118	$101,111	$102,652
Other real estate owned	729	938	983	1,354	775
Other nonperforming assets	—	—	—	—	2,750
Total nonperforming assets	$69,982	$70,870	$62,101	$102,465	$106,177
Percentage of nonaccrual loans to period end loans	0.83%	0.87%	0.81%	1.12%	1.06%
Percentage of nonperforming loans to period end loans	0.86%	0.89%	0.82%	1.42%	1.49%
Percentage of nonperforming assets to period end loans	0.87%	0.91%	0.83%	1.43%	1.55%
Percentage of nonperforming assets to period end total assets	0.71%	0.72%	0.63%	1.04%	1.11%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2025	2024	2023	2022	2021

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$68,178	$60,259	$79,696	$72,722	$117,368
New nonaccrual loans	87,482	65,535	48,280	64,918	38,478
Resolved nonaccrual loans	89,145	57,616	67,717	57,944	83,124
Nonaccrual loans, end of period	$66,515	$68,178	$60,259	$79,696	$72,722

Individually evaluated nonaccrual commercial loan portfolio information (period end):
Unpaid principal balance	$51,664	$58,158	$47,564	$68,639	$57,609
Prior charge-offs	4,740	5,009	2,349	1,775	624
Remaining principal balance	46,924	53,149	45,215	66,864	56,985
Specific reserves	739	1,299	4,983	3,566	1,574
Book value, after specific reserves	$46,185	$51,850	$40,232	$63,298	$55,411

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
(in thousands, except share and per share data)	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net interest income	$112,926	$111,017	$103,445	$437,311	$398,019
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	161	164	250	668	1,154
less interest income on former Vision Bank relationships	—	5	38	2,030	54
Net interest income - adjusted	$112,765	$110,848	$103,157	$434,613	$396,811

Provision for credit losses	$3,849	$4,030	$3,935	$11,488	$14,543
less recoveries on former Vision Bank relationships	(1)	(3)	—	(1,818)	(1,304)
Provision for credit losses - adjusted	$3,850	$4,033	$3,935	$13,306	$15,847

Other income	$31,375	$30,574	$31,064	$119,881	$122,588
less loss on sale of debt securities, net	(2,250)	—	(128)	(2,250)	(526)
less pension settlement gain	—	—	365	—	6,148
less impact of strategic initiatives	(38)	778	117	(156)	775
less Vision related OREO valuation adjustments, net	—	—	—	(229)	115
less other service income related to former Vision Bank relationships	3	325	299	331	312
Other income - adjusted	$33,660	$29,471	$30,411	$122,185	$115,764

Other expense	$87,777	$79,463	$83,241	$324,381	$321,339
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	247	248	288	1,042	1,215
less Foundation contribution	1,000	—	—	1,000	2,000
less merger related expenses related to First Citizens acquisition	1,556	—	—	1,556	—
less restructuring costs	989	—	—	989	—
less building demolition costs	—	—	44	—	458
less direct expenses related to collection of payments on former Vision Bank loan relationships	175	—	215	690	215
Other expense - adjusted	$83,810	$79,215	$82,694	$319,104	$317,451

Tax effect of adjustments to net income identified above (i)	$1,279	$(216)	$(83)	$644	$(1,144)

Net income - reported	$42,639	$47,158	$38,630	$180,073	$151,420
Net income - adjusted (h)	$47,450	$46,347	$38,319	$182,494	$147,116

Diluted earnings per common share	$2.63	$2.92	$2.37	$11.11	$9.32
Diluted earnings per common share, adjusted (h)	$2.93	$2.87	$2.35	$11.26	$9.06

Annualized return on average assets (a)(b)	1.68%	1.83%	1.54%	1.78%	1.53%
Annualized return on average assets, adjusted (a)(b)(h)	1.87%	1.80%	1.52%	1.81%	1.49%

Annualized return on average tangible assets (a)(b)(e)	1.71%	1.86%	1.56%	1.81%	1.56%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.90%	1.83%	1.55%	1.83%	1.51%

Annualized return on average shareholders' equity (a)(b)	12.61%	14.19%	12.32%	13.80%	12.65%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	14.03%	13.95%	12.22%	13.98%	12.29%

Annualized return on average tangible equity (a)(b)(c)	14.35%	16.19%	14.17%	15.76%	14.65%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	15.96%	15.91%	14.06%	15.97%	14.24%

Efficiency ratio (g)	60.54%	55.85%	61.60%	57.94%	61.44%
Efficiency ratio, adjusted (g)(h)	56.97%	56.18%	61.63%	57.04%	61.64%

Annualized net interest margin (g)	4.88%	4.72%	4.51%	4.75%	4.41%
Annualized net interest margin, adjusted (g)(h)	4.88%	4.71%	4.50%	4.72%	4.39%
Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended December 31, 2025, September 30, 2025, and December 31, 2024 and the twelve months ended December 31, 2025 and December 31, 2024, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
AVERAGE SHAREHOLDERS' EQUITY	$1,341,399	$1,318,277	$1,247,680	$1,305,225	$1,197,120
Less: Average goodwill and other intangible assets	162,152	162,400	163,221	162,536	163,669
AVERAGE TANGIBLE EQUITY	$1,179,247	$1,155,877	$1,084,459	$1,142,689	$1,033,451

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2025	September 30, 2025	December 31, 2024
TOTAL SHAREHOLDERS' EQUITY	$1,352,793	$1,331,821	$1,243,848
Less: Goodwill and other intangible assets	161,990	162,237	163,032
TANGIBLE EQUITY	$1,190,803	$1,169,584	$1,080,816

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
AVERAGE ASSETS	$10,069,460	$10,236,065	$10,008,328	$10,107,816	$9,901,264
Less: Average goodwill and other intangible assets	162,152	162,400	163,221	162,536	163,669
AVERAGE TANGIBLE ASSETS	$9,907,308	$10,073,665	$9,845,107	$9,945,280	$9,737,595

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2025	September 30, 2025	December 31, 2024
TOTAL ASSETS	$9,805,013	$9,862,068	$9,805,350
Less: Goodwill and other intangible assets	161,990	162,237	163,032
TANGIBLE ASSETS	$9,643,023	$9,699,831	$9,642,318

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Interest income	$136,892	$138,952	$133,613	$544,540	$522,965
Fully taxable equivalent adjustment	687	685	617	2,654	2,432
Fully taxable equivalent interest income	$137,579	$139,637	$134,230	$547,194	$525,397
Interest expense	23,966	27,935	30,168	107,229	124,946
Fully taxable equivalent net interest income	$113,613	$111,702	$104,062	$439,965	$400,451

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income	$42,639	$47,158	$38,630	$180,073	$151,420
Plus: Income taxes	10,036	10,940	8,703	41,250	33,305
Plus: Provision for credit losses	3,849	4,030	3,935	11,488	14,543
Pre-tax, pre-provision net income	$56,524	$62,128	$51,268	$232,811	$199,268

(k) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, accruing individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com